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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                Hi Q Wason, Inc.
             (Exact name of registrant as specified in its charter)


       BRITISH VIRGIN ISLANDS                               NOT APPLICABLE
      (State (jurisdiction) of                      (IRS Employer Identification
    incorporation or organization)                              Number)


 4TH FLOOR, 52 LANE 232, HU LIN STREET
          HSIN YI DISTRICT
   TAIPEI, TAIWAN, REPUBLIC OF CHINA
        011-886-2-2990-8306                                 NOT APPLICABLE
(Address of principal executive offices)                      (Zip Code)


         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, no par value



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                            DESCRIPTION OF SECURITIES


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Registrant's Registration Statement on Form F-1 under the Securities Act of 1933, No. 333-78899, filed on May 20, 1999 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2.           EXHIBITS

         1. 1.1 Specimen Certificate for no par value common stock of the Registrant

         2. Memorandum of Association of Registrant filed as Exhibit 3.01 to the Registration Statement on Form F-1 under the Securities Act of 1933, No. 333-78899, filed on May 20, 1999 and incorporated herein by reference.

         3.       Articles of Association of Registrant, as amended, filed as
                  Exhibit 3.02 to the Registration Statement on Form F-1 under the Securities Act of 1933, No. 333-78899, filed on May 20, 1999 and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            Hi Q Wason, Inc.


                                            By    /s/ Tuan-Yuan Hu
                                                  ---------------------------
                                                  Tuan-Yuan Hu
                                                  Chief Executive Officer

Date:    July 6, 1999



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                                  EXHIBIT INDEX

         1. 1.1 Specimen Certificate for no par value common stock of the Registrant

         2. Memorandum of Association of Registrant filed as Exhibit 3.01 to the Registration Statement on Form F-1 under the Securities Act of 1933, No. 333-78899, filed on May 20, 1999 and incorporated herein by reference.

         3.       Articles of Association of Registrant, as amended, filed as
                  Exhibit 3.02 to the Registration Statement on Form F-1 under the Securities Act of 1933, No. 333-78899, filed on May 20, 1999 and incorporated herein by reference.